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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549



                                    FORM 8-K


                                 Current Report
                     Pursuant to Section 13 or 15(d) of The
                       Securities and Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported): August 1, 2001



                            TRINITY INDUSTRIES, INC.
             (Exact name of Registrant as specified in its charter)


        Delaware                   1-6903                  75-0225040
 (State of incorporation)   (Commission File No.)        (IRS Employer
                                                       Identification No.)


       2525 Stemmons Freeway, Dallas, Texas                 75207-2401
      (Address of principal executive offices)              (Zip Code)



       Registrant's telephone number, including area code: (214) 631-4420


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Item 5. Other Events

         On July 30, 2001, the Registrant issued a news release that reported its operating results for the first quarter ended June 30, 2001 and discussed the downturn in the current North American railcar market.



Item 7. Exhibits

         (c) Exhibits

             Exhibit 99(1) - News release of Registrant dated July 30, 2001.






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SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                    TRINITY INDUSTRIES, INC.



Date:  August 1, 2001                               By: /s/ Michael G. Fortado
                                                        ------------------------
                                                        Michael G. Fortado
                                                        Vice President, General
                                                        Counsel, and Secretary


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                                 EXHIBITS INDEX


EXHIBIT
NUMBER        DESCRIPTION
-------       -----------

 99(1) -     News release of Registrant dated July 30, 2001.